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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  January 26, 1996



                                    VIVRA INCORPORATED
                      ---------------------------------------------
                 (Exact name of registrant as specified in its  charter)

          Delaware                  1-10261                94-3096645
      ----------------           -------------           --------------
       (State or other            (Commission             (IRS Employer
       jurisdiction of            File Number)              Id. No.)
       incorporation)

              400 Primrose, Suite 200, Burlingame, California 94010
              -----------------------------------------------------
                      (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 348-8200

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.

          10.1 Master Merger Agreement among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated; Pediatric Allergy Group, a Professional Association; Jerald M. Duncan, M.D.; Fred T. Grogan, Jr., M.D.; Jourdan A. Roane, M.D.; Phillip L. Lieberman, M.D., P.C.; Phillip
               L. Lieberman, M.D.; George H. Treadwell, III, M.D., P.C.; and George H. Treadwell, III, M.D.

          10.2 Agreement and Plan of Merger among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated; and Pediatric Allergy Group, a Professional Association.

          10.3 Agreement and Plan of Merger among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated;

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               Phillip L. Lieberman, M.D., P.C.; and Phillip L. Lieberman.

          10.4 Agreement and Plan of Merger among Asthma & Allergy CareAmerica, Inc.; Vivra Incorporated; George H Treadwell, III, M.D., P.C.; and George H. Treadwell, III.

          10.5 Stock Exchange Agreement among Vivra Incorporated; Raj & Jay, Inc.; Vadakkipalayam Devarajan, M.D.; Chemmale Jayakrishnan, M.D.; David J. Vial, M.D.; and Martin Ballenger, M.D.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 26, 1996

                               VIVRA INCORPORATED



                               By  /s/ LEANNE M. ZUMWALT
                                  ----------------------------------------------
                                         Leanne M. Zumwalt
                                     Executive Vice President

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